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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 30, 2002
                        (Date of earliest event reported)

                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                     001-13643                  73-1520922
(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)

                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)

                                      74103
                                   (Zip code)

                                 (918) 588-7000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.   Other Events and Regulation FD Disclosure

          Western Resources, Inc. and its wholly-owned subsidiary, Westar Industries, Inc. (collectively "Western"), delivered a sale notice (the "Sale Notice") on May 30, 2002 to ONEOK, Inc. ("ONEOK") giving notice of their intent to sell 4,714,434 shares of common stock, par value $.01 per share (the "Common Stock"), of ONEOK and 19,946,448 shares of Series A Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock") of ONEOK (collectively, with the Common Stock, the "Sale Securities") representing all of the Common Stock and Preferred Stock of ONEOK beneficially owned by Western.

          Pursuant to the terms of the Shareholder Agreement between ONEOK and Western dated November 26, 1997, the delivery of the Sale Notice to ONEOK gives ONEOK or its designee the option to purchase, for a period of 90 days after the date of the Sale Notice, all, but not less than all, of the Sale Securities at a price equal to 98.5% of the average of the closing prices of ONEOK's Common Stock (the "Market Price") during the 20 trading days prior to the date of the Sale Notice. This sale period can be extended 30 days after regulatory approvals, but not to exceed 180 days after the date of the Sale Notice. If ONEOK fails to exercise its rights to purchase the Sale Securities within the designated time frame, then ONEOK has two options:

          (a) ONEOK may inform Western in writing that it will reimburse Western for the aggregate difference between the Market Price as of the date of the Sale Notice and the Market Price as of the date of Western's completing a sale of the Sale Securities, with such sale being completed within the latter of 180 days from the date of the Sale Notice or 30 days from receipt of all necessary regulatory approvals; or

          (b) If ONEOK does not notify Western of its agreement to reimburse Western as stated above, then Western has 16 months from the date of the Sale Notice to complete a sale to third party. If such sale is not completed within such 16-month period, the Sale Securities will once again become subject to the sale provisions under the Shareholder Agreement.

Item 7.   Financial Statements, ProForma Financial Information and Exhibits

(a)       Financial Statements of Businesses Acquired
                 Not applicable

(b)       ProForma Financial Information
                 Not applicable

(c)       Exhibits
                 99.a   Press Release Issued by ONEOK, Inc. dated May 30, 2002

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            ONEOK, Inc.

Date: June 3, 2002                          By: /s/ Jim Kneale
                                               ---------------------------------
                                                Jim Kneale
                                                Senior Vice President, Treasurer
                                                and Chief Financial Officer
                                                (Principal Financial Officer)

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